SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549

                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     File No. 33-

     Pre-Effective Amendment No.                                      [ ]

     Post-Effective Amendment No.                                     [ ]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     File No. 811-10217

     Amendment No.                                                    [ ]

                        (Check appropriate box or boxes.)


                       AMERICAN CENTURY SIERRA FUNDS, INC.
       _________________________________________________________________
               (Exact Name of Registrant as Specified in Charter)


                  4500 Main Street, Kansas City, MO 64141-6200
       _________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (816) 531-5575


       David C. Tucker, Esq., 4500 Main Street, Kansas City, MO 64141-6200
       _________________________________________________________________
                     (Name and Address of Agent for Service)

                  Approximate Date of Proposed Public Offering:

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the commission acting pursuant to said section 8(a), may determine.

Avanti Fund

Prospectus
_____________, 2001





                                   IMPORTANT:
                              THIS FUND IS INTENDED
                          ONLY FOR LONG-TERM INVESTORS

       IF YOU ARE UNWILLING OR UNABLE TO COMMIT YOUR MONEY TO THE FUND FOR
                    AT LEAST 5 YEARS, YOU SHOULD NOT INVEST.

    BEFORE INVESTING, PLEASE READ THIS PROSPECTUS CAREFULLY, AND CONSIDER THE FOLLOWING FEATURES OF THE FUND THAT MAY BE ESPECIALLY UNSUITABLE FOR SOME
                                   INVESTORS.


o YOU CANNOT REDEEM FUND SHARES FOR CASH OR EXCHANGE THEM FOR SHARES OF ANOTHER FUND WITHOUT GIVING AT LEAST 15 DAYS' PRIOR NOTICE. IF YOU WISH TO REDEEM WITHOUT PROVIDING THIS NOTICE, YOU WILL RECEIVE SHARES OF STOCKS OWNED BY THE FUND RATHER THAN RECEIVING CASH.

o IF YOU REDEEM OR EXCHANGE FUND SHARES THAT YOU HAVE HELD FOR LESS THAN FIVE YEARS, YOU WILL PAY A X% SALES CHARGE TO THE FUND'S DISTRIBUTOR AND A X% REDEMPTION FEE TO THE FUND. (HOWEVER, YOU CAN REDEEM OR EXCHANGE UP TO 10% OF YOUR ACCOUNT EACH YEAR WITHOUT PAYING THESE CHARGES.)



  The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.




                                TABLE OF CONTENTS


AN OVERVIEW OF THE FUND.........................................................

FEES AND EXPENSES...............................................................

OBJECTIVES, PHILOSOPHIES, STRATEGIES AND RISKS..................................

HOW TO PURCHASE AND REDEEM FUND SHARES..........................................

MANAGEMENT......................................................................

SHARE PRICE AND DISTRIBUTIONS...................................................

TAXES...........................................................................





                             AN OVERVIEW OF THE FUND

THIS SECTION IS ONLY A PARTIAL SUMMARY OF MORE DETAILED INFORMATION THAT APPEARS UNDER THE HEADING, "OBJECTIVES, PHILOSOPHIES, STRATEGIES AND RISKS." BEFORE INVESTING, PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY. DO NOT BASE INVESTMENT DECISIONS SOLELY ON THIS OVERVIEW.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
         The fund's objective is to identify successful companies and maintain an investment portfolio consisting of the common stocks of the most financially promising ones. Management will invest in companies that possess what it believes to be the distinguishing characteristic of successful companies -- their earnings and revenues are growing at an accelerating rate. Ultimately, management expects this approach to generate long-term capital growth for the fund's investors.

WHAT ARE THE FUND'S PRIMARY INVESTMENT STRATEGIES?
         The fund uses a systematic, highly automated approach to identify and make investment decisions about successful companies. This approach is designed to identify companies, regardless of size, industry type or geographic location, whose earnings and revenues are growing at an accelerating rate and whose share price patterns suggest their stocks are likely to increase in value. A more detailed description of the fund's investment philosophy and style begins on page __.

WHAT ARE THE FUND'S PRINCIPAL RISKS?

o ADVERSE EFFECTS OF REDEMPTION WITHOUT 15 DAYS' NOTICE - If you redeem shares without providing at least 15 days' prior notice, you will receive stock owned by the fund rather than receiving cash. You will be responsible for any brokerage or other transaction costs to convert the securities to cash. In addition, the balance of your account will be automatically redeemed in cash 15 days later, and you may incur fees and tax liability as a result of the liquidation of your account. You also will not be allowed to invest in the fund in the future.

o RELIANCE ON INVESTMENT PROCESS - The fund's heavily automated investment process assumes that stocks of companies with accelerating earnings and revenues will, over time, provide the greatest investment returns. At times the market may not behave in accordance with this assumption. The fund's performance will suffer during those times.

o HIGH TURNOVER - The fund's portfolio turnover may be very high. This could result in relatively high commission costs, which could hurt the fund's performance, and increased capital gains tax liabilities for the fund's investors.

o MARKET RISK/PRICE VOLATILITY - The value of a fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

o NONDIVERSIFICATION - The fund is nondiversified. As such, it may hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund's share price than would be the case in a diversified fund.

o FOREIGN SECURITIES - The fund may invest in foreign securities, which can be riskier than investing in U.S. stocks.

o PRINCIPAL LOSS - As with all mutual funds, it is possible to lose money by investing in the fund.





WHO MAY WANT TO INVEST IN THE FUND?
The fund may be a good investment if you are
o seeking capital growth from your investment over a period of at least five years
o comfortable with the fund's computer-driven acceleration strategy
o comfortable with price volatility in the value of your investment
o investing through an IRA or other tax-advantaged retirement plan

WHO MAY NOT WANT TO INVEST IN THE FUND?
The fund may not be a good investment if you are
o uncomfortable with the fund's unique redemption policies
o seeking interest or dividends from your investment
o not willing to maintain your investment for at least five years
o concerned about the tax consequences of possible high portfolio turnover

*****CALLOUTS*****
PORTFOLIO TURNOVER is a measure of how frequently a fund buys and sells portfolio securities.

A NONDIVERSIFIED fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

*****END CALLOUTS*****




FUND PERFORMANCE HISTORY
As a new fund, the fund's performance history is not available as of the date of this Prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual returns.



                                FEES AND EXPENSES

         The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund. See page ___ for detailed information regarding fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Deferred Sales Charge (Load)                 X%(1)
    (as a percentage of original purchase price
    or redemption proceeds, whichever is less)
Redemption Fee (as a percentage of the               X%(1)
    amount redeemed)
Maximum Account Maintenance Fee                      $15 per quarter
    (accounts under $10,000)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fee                                       X.XX%
Distribution and Service (12b-1) Fees                None
Other Expenses                                       0.00%(2)
Total Annual Fund Operating Expenses                 X.XX%

EXAMPLE
         The examples in the table below are intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. Assuming you . . .
o Invest $10,000 in the fund on January 1
o Redeem all of your shares at the end of the periods shown below
o Earn a 5% return each year
o Incur the same operating expenses as shown above
 . . . your cost of investing in the fund would be:
         1 year                     3 years
         $XXX                       $XXX

You would pay the following expenses if you did not redeem your shares at the end of the periods shown below:
         1 year                     3 years
         $XXX                       $XXX

Use this example to compare the costs of investing in other funds. Of course, your actual costs may be higher or lower.

----------
(1) Applies only to shares held less than five years, excluding shares purchased through reinvested dividends or capital gains. EACH YEAR, YOU CAN REDEEM OR EXCHANGE WITHOUT FEE OR CHARGE UP TO 10% OF YOUR ACCOUNT VALUE THAT WOULD OTHERWISE BE SUBJECT TO SUCH FEE OR CHARGE.

(2) Other expenses, which include the fees and expenses of the fund's independent directors, their legal counsel, interest and extraordinary expenses, are expected to be less than 0.005% for the fund's first fiscal year.



                 OBJECTIVES, PHILOSOPHIES, STRATEGIES AND RISKS

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

         The fund's objective is to identify successful companies and maintain an investment portfolio consisting of the common stocks of the most financially promising ones. Management will invest only in companies that possess what it believes to be the distinguishing characteristic of successful companies -- their earnings and revenues are growing at an accelerating rate. Ultimately, management expects this approach to generate long-term capital growth for the fund's investors.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT PHILOSOPHIES AND STRATEGIES?

Core Beliefs

         The fund's objective is based on the following interrelated core beliefs:

o Successful companies offer outstanding opportunities for financial success over time.

o Money follows earnings. Stated another way, successful companies have the ability to earn the most money, which, in turn, attracts more investors. Basic economic principles suggest that, in general, the greater the demand for shares, the higher their market value should be. Although the fund's actual results could be disappointing, especially in the short term, management's philosophy is that, over time, the greatest opportunity for fund gains lies in being fully invested in a portfolio of the most successful companies.

o Being fully invested, over time, in a portfolio of the most successful companies offers the fund the greatest ability to compensate for any loss in value of a dollar. MANAGEMENT'S BELIEF IS THAT THE BIGGEST LONG-TERM FINANCIAL RISK EVERYONE FACES IS THE CONTINUAL LOSS IN VALUE OF A DOLLAR. This is demonstrated by the fact that the dollar has lost more than 95% of its value since 1900. In other words, today it would take more than a dollar to buy what could be bought in 1900 for 5 cents.

o During volatile stock markets, fund investors must focus on the long term and expect, and be willing to accept, huge fund price swings.

Investment Rules

         The fund may invest in a company's stock only if, at the time of investment, the company meets management's strict, proprietary financial acceleration criteria. Securities that do not meet this requirement will not be purchased in anticipation of meeting these criteria in the future. The fund will sell, as promptly as is reasonably possible, any securities in its portfolio that no longer satisfy the fund's investment criteria.

         The fund's assets will be weighted toward those companies management believes to be the most successful within the portfolio.

         Management will rely heavily on proprietary computer-driven techniques to identify successful companies, determine their acceleration status and make investment decisions for the fund.

         The fund may invest in companies without regard to their size, type of industry, or location in the world.

         So long as a sufficient number of securities satisfying the fund's investment criteria are available, the fund, during normal market conditions, will remain fully invested in these securities, regardless of the general movement of stock prices. HOWEVER, during those historically rare occasions when management believes the stock market is extremely overpriced AND has entered a major correction phase, it may try to protect the fund's assets by making temporary defensive investments in U.S. government securities. At management's discretion, up to 100% of the fund's assets may be invested in such securities. Naturally, the fund's potential for capital growth will be limited during periods when it has taken a temporary defensive position in U.S. government securities.

         If management believes a given security will contribute to the fund's objective, the fund may purchase it even if the same security has only recently been sold. The fund may purchase and sell securities without regard to the length of time they are to be held. Management recognizes that the tax treatment of sales of securities varies, depending on how long the securities have been held. However, management will sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if management believes the security is not fulfilling its purpose. A security also may be sold if

o    it does not perform in accordance with management's expectation,
o it is to be replaced by another security that management believes holds greater promise,
o    it has reached its optimum potential in management's opinion,
o there has been a change in the circumstances of a particular company or industry or in general economic conditions, or
o    any combination of these reasons.

         Because investment decisions are based on the selection criteria described in this Prospectus, the rate of portfolio turnover is irrelevant when management believes a change is in order to achieve its objectives. Thus the fund's annual portfolio turnover rate cannot be anticipated and may be comparatively high.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

         The fund has been designed to minimize the negative effects of redemptions on long-term investors. An important feature of this design is the requirement that shareholders provide at least 15 days' prior notice to receive cash from the fund. If you choose to redeem without providing this notice, you will receive stock from the fund's portfolio, rather than receiving cash. You will be responsible for any brokerage or other transaction costs to convert the securities to cash. In addition, the balance of your account will be automatically liquidated for cash 15 days later, and you may incur fees and tax liability as a result of the liquidation. You also will not be allowed to invest in the fund in the future.

         Market performance tends to be cyclical. In the various cycles, certain investment styles may fall in and out of favor. The fund's heavily automated investment process assumes that companies with accelerating earnings and revenues will, over time, provide the greatest investment returns. At times the market may not behave in accordance with this assumption. As a result, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

         Although high portfolio turnover is not a fund objective, the turnover rate may be high. The process driving the fund is specifically designed to respond quickly to changing stock market conditions and changes in the growth rates of portfolio companies. As a result, the fund's turnover may be significantly higher than that of many other funds. This heavy turnover, perhaps as much as 200-300% per year or more, could result in relatively high commission costs, which would tend to dampen the fund's performance. High turnover also could result in substantial capital gain realizations for the fund, which could be passed along to you in the form of taxable distributions.

         The value of the fund's shares depends on the value of the stocks and other securities it owns. The fund attempts to invest in successful companies that are increasing in value. However, the value of the individual securities the fund owns will go up and down depending on the performance of the companies whose securities it buys, general market and economic conditions, and investor confidence. Because of the fund's investment strategy and philosophy, the fund's volatility may be greater than that of the average stock fund.

         The fund is nondiversified. This means that management may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on the fund's share price than would be the case if the fund were diversified. Although management expects the fund will ordinarily satisfy the requirements for a diversified fund, its nondiversified status provides more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.

         Although management intends to invest the fund's assets primarily in U.S. stocks, the fund may invest in securities of foreign companies. To the extent a fund invests in foreign securities, the overall risk of the fund could be affected. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks.

         As with all funds, your shares may be worth more or less at any given time than the price you paid for them. As a result, it is possible to lose money by investing in the fund. An investment in the fund is not a bank deposit, nor is it insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

         These and other risks of investing in the fund are more fully described in the fund's Statement of Additional Information.




                     HOW TO PURCHASE AND REDEEM FUND SHARES

WHO MAY PURCHASE FUND SHARES?
         THE FUND HAS BEEN SPECIFICALLY DESIGNED FOR LONG-TERM INVESTORS. YOU SHOULD NOT INVEST IN THE FUND IF YOU ARE UNWILLING OR UNABLE TO LEAVE YOUR INVESTMENT IN THE FUND FOR AT LEAST FIVE YEARS.

         The fund reserves the right to reject any specific purchase order (including purchases by exchange).

INVESTING IN THE FUND

Minimum Initial Investment
--------------------------

         The minimum investment to open and maintain an account is $10,000, unless you start a Long-term Investment Plan as described below.

Redemption of Shares in Low-Balance Accounts
--------------------------------------------

         If your account balance falls below $10,000, we will notify you and give you 90 days to meet the minimum or establish a Long-Term Investment Plan as described below. If you do not meet the deadline, American Century will redeem the shares in your account and send the proceeds to your address of record. Please note that shares redeemed in this manner may be subject to a X% sales charge and a X% redemption fee if held less than five years. You also may incur tax liability as a result of the redemption.

Long-term Investment Plan
-------------------------

         American Century realizes that many people do not have the $10,000 minimum initial investment ordinarily required to start investing in the fund. The Long-term Investment Plan is an automatic monthly investment program that offers an opportunity to begin investing in the fund with as little as $100 each month. This program is available only to those who are willing to make monthly investments until the account value equals at least $10,000.

         A $15 account maintenance fee will be deducted from your account each quarter until your account value reaches $10,000.

         You may continue your monthly investment plan beyond the $10,000 minimum for as long as you wish. However, if you stop your automatic monthly investments or request a redemption BEFORE your total account value reaches $10,000:

o    Your entire account will be automatically redeemed;

o The redeemed shares may be subject to a X% sales charge and a X% redemption fee if held less than five years;

o    You may incur tax liability as a result of the redemption; and

o You will not be allowed to reestablish an automatic investment plan unless you initially invest at least $10,000.

Fee for Insufficient Funds
--------------------------

         A $20 insufficient funds fee will be deducted from your account for investments not honored by your bank.

Minimum Subsequent Investments
------------------------------

         The minimum amount for investments, other than your initial investment or investments made under a Long-term Investment Plan described above, is $1,000.

Irrevocability of Investment Instructions
-----------------------------------------

         Investment instructions are irrevocable. That means that once you have mailed or otherwise transmitted your investment instruction, you may not modify or cancel it without American Century's consent.

REDEEMING AND EXCHANGING FUND SHARES

Fifteen Days' Notice Required To Receive Cash or Exchange
---------------------------------------------------------

         This fund is intended only for long-term investors and is not an appropriate vehicle for playing short-term market swings. Because the fund generally will remain fully invested, management needs time to arrange for the necessary cash to provide for redemptions or exchanges.

         Time is also necessary to ensure that shareholders who choose to redeem or exchange remain in the fund long enough to share in the costs created by their transactions. This is because redeeming shareholders receive the share price on the day they redeem. But, without advance notice of an intent to redeem, this price does not reflect the transactional and market costs the fund subsequently incurs as a result of the redemptions. Instead these costs are borne by the fund's remaining shareholders.

         For these reasons, and to discourage costly and disruptive rapid trading in the fund, YOU CANNOT REDEEM FUND SHARES FOR CASH OR EXCHANGE THEM FOR SHARES OF ANOTHER FUND UNLESS YOU PROVIDE AMERICAN CENTURY WITH UNCONDITIONAL, IRREVOCABLE REDEMPTION OR EXCHANGE INSTRUCTIONS THAT WE RECEIVE AT LEAST 15 DAYS PRIOR TO THE DATE ON WHICH YOU WOULD LIKE THE TRANSACTION TO OCCUR. The instructions must specify the following information:

o        The name(s) and signature(s) of each account owner;
o        The fund account number;
o        The dollar amount or number of shares to be redeemed or exchanged;
o A statement that "the redemption date is to be 15 days after receipt by American Century" (or a specified later date); and
o        For exchanges, the destination fund name or account number.

         Your redemption or exchange request will be considered to be in good order on the specified transaction date if it satisfies the above requirements. If so, you will receive the net asset value determined on the specified transaction date in the manner described below under the heading, "Share Price." If the specified transaction date falls on a day when the net asset value is not calculated, the price of your redemption or exchange will be at the net asset value next determined after the specified transaction date. IF THE SPECIFIED TRANSACTION DATE IS LESS THAN 15 DAYS AFTER AMERICAN CENTURY RECEIVES YOUR INSTRUCTIONS, YOUR SHARES WILL BE REDEEMED OR EXCHANGED ON THE 15TH DAY, UNLESS YOU SPECIFICALLY REQUEST THE PROCEEDS IN STOCK RATHER THAN CASH.

         Exchanges may be made only to other American Century funds with identical ownership registrations. Please note that an "exchange" will be treated as a redemption followed by a purchase. The amount of the purchase will equal the amount of the redemption net of any applicable sales charge or redemption fee.

Redemptions with Less Than 15 Days' Notice
------------------------------------------

         We strongly encourage you not to redeem fund shares without providing at least 15 days' notice as described above. However, if you insist on doing so, WE WILL PAY YOUR REDEMPTION PROCEEDS WITH SHARES OF STOCK FROM THE FUND'S PORTFOLIO INSTEAD OF WITH CASH. We will value the stock in the same manner as we do in computing the fund's net asset value. We will provide stock in lieu of cash without any further prior notice, and you may have to pay brokerage or other transaction costs to convert the stock to cash.

         To request a redemption without providing 15 days' notice, you must provide American Century with written instructions that include the following:

o The name(s) and signature(s) of each owner;
o The fund account number;
o The dollar amount or number of shares to be redeemed;
o A statement requesting proceeds to be paid in stock rather than cash; and
o A bank's guarantee of each owner's signature.

In addition, you must include with your request detailed delivery instructions specifying the brokerage account registered in your name where we should send the stock you will receive, including:

o The name and address of your brokerage firm;
o Your account number at that firm; and
o The name of the person at the brokerage firm to whom the stock should be sent.

         Your redemption will be priced at the net asset value next determined after our receipt of your request in good order. Unless each of the above requirements has been satisfied, your redemption request will not be considered to be in good order and we will promptly notify you that it has been rejected.

         IF YOU DO CHOOSE TO REQUEST A REDEMPTION WITHOUT PROVIDING AT LEAST 15 DAYS' NOTICE, ANY REMAINING SHARES IN YOUR ACCOUNT WILL BE AUTOMATICALLY REDEEMED IN CASH 15 DAYS AFTER YOUR REQUESTED REDEMPTION. IN ADDITION, YOU WILL NOT BE PERMITTED TO INVEST IN THIS FUND AGAIN.

Contingent Deferred Sales Charge and Redemption Fee
---------------------------------------------------

         You will pay a X% contingent deferred sales charge to the fund's distributor, and a X% redemption fee to the fund, if you redeem or exchange your shares within five years of purchase. The sales charge is computed based on the current market value or the original purchase price of the shares, whichever is lower. The redemption fee is computed based on the current market value of the shares.

         Management will use the "first-in, first-out" (FIFO) method to determine whether a redeeming/exchanging shareholder will be charged these fees. Under this method, we will assume that you first redeem/exchange shares on which there is no sales charge or redemption fee, followed by shares in the order of purchase.

Sales Charge and Redemption Fee Exceptions
------------------------------------------

         Neither the sales charge nor the redemption fee applies to shares purchased through reinvested dividends or capital gains.

         EACH YEAR, YOU CAN REDEEM OR EXCHANGE WITHOUT CHARGE OR FEE UP TO 10% OF YOUR ACCOUNT VALUE THAT WOULD OTHERWISE BE SUBJECT TO THE SALES CHARGE AND REDEMPTION FEE DESCRIBED ABOVE. During the first year, this amount will be calculated based on your initial investment in the fund. During each subsequent year, this amount will be based on your account value as of the preceding December 31st.

Check-a-Month and Automatic Monthly Exchange Plans
--------------------------------------------------

         If you give American Century at least 15 days' prior notice, you can establish a Check-a-Month or automatic monthly exchange plan. With a Check-a-Month plan, each month the fund will automatically redeem a predetermined amount that you select from your fund account. You can elect to receive a check or have the proceeds electronically transferred to your bank account. With an automatic exchange plan, a predetermined amount that you select will be exchanged each month from your fund account into another American Century fund.

         In order to establish a Check-a-Month or an automatic exchange plan, your fund account value must be at least $100,000.

         The minimum amount for redemptions or exchanges under a monthly plan is $100.

         Please note that redemptions and exchanges under a monthly plan will still be subject to the sales charge and redemption fee unless they qualify for the exceptions described above.

Transfers to Another Investor
-----------------------------

         To transfer fund shares to another investor, that investor must have or establish a fund account. To request the transfer, you must provide American Century with written transfer instructions specifying the following information:

o The name(s) of the account owner(s) of your account and the account to which you want to transfer shares;
o Your fund account number and the fund account number to which you want to transfer shares;
o The dollar amount or number of shares to be transferred; and
o A bank's guarantee of the signature of each transferring account owner.

         A new account may be opened to receive transferred shares without the minimum initial investment of $10,000, provided that:

o The value of the shares being transferred is at least $10,000; and
o The completed new account application is provided to American Century together with the related transfer instructions.

         The holding period of transferred shares will be measured from the original purchase date and not from the transfer date.

Changing Bank Accounts
----------------------

         To change the bank account you have previously authorized American Century to use to make fund investments or receive redemptions on your behalf, you must provide us with written instructions to do so. To help protect your account from fraud:

o Your instructions must be signed; and
o Your signature must be guaranteed.


************LEFT MARGIN CALLOUTS

A signature guarantee is a warranty by the guarantor that the signature is genuine and that the person signing is competent and authorized to sign.

The signature(s) must correspond in every particular, without alteration, with the name(s) as printed on the current account registration.

Each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law.

Acknowledgement of signature by a notary public is NOT acceptable.


************END LEFT MARGIN CALLOUTS




CONTACTING AMERICAN CENTURY

         Depending on the service options you have selected and the desired transaction, you may conduct business with American Century in the following ways.

BY TELEPHONE
Investor Relations
1-800-345-xxxx

ONLINE
www.americancentury.com/_______

BY MAIL
P.O. Box 419200
Kansas City, MO 64141-6200

BY FAX
816-340-7962

BY WIRE
Call a Service Representative for more information regarding wire transactions.

IN PERSON
If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

4500 Main St.                                4917 Town Center Drive
Kansas City, Missouri                        Leawood, Kansas
8 a.m. to 5:30 p.m., Monday - Friday         8 a.m. to 6 p.m., Monday - Friday
                                             8 a.m. to noon, Saturday

1665 Charleston Road                         9445 East County Line Road, Suite A
Mountain View, California                    Englewood, Colorado
8 a.m. to 5 p.m., Monday - Friday            8 a.m. to 6 p.m., Monday - Friday
                                             8 a.m. to noon, Saturday

CALLOUT
Please remember if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.





                                   MANAGEMENT

         The Board of Directors oversees the management of the fund. It has hired an investment advisor to supervise and manage the investment portfolios of the fund subject to the board's direction. More than half of the directors are "independent" of the fund's investment advisor; that is, they are not employed by, and have no financial interest in the advisor.

THE INVESTMENT ADVISOR

         The fund's investment advisor is American Century Investment Management, Inc. The advisor has been managing mutual funds since 1958. American Century is headquartered at 4500 Main Street, Kansas City, Missouri 64111.

         The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for shareholder accounting, custody and all other services necessary for the fund to operate.

         For the services it provides to the fund, the advisor receives a unified management fee of X.XX% of the average net assets of the fund. The amount of the management fee is calculated daily and paid monthly.

         Out of that fee, the advisor pays all expenses of managing and operating the fund EXCEPT brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses.

THE FUND MANAGEMENT TEAM

         The advisor uses a team of portfolio managers, which may be supported by assistant portfolio managers and analysts, to manage the fund. Team members buy and sell securities for the fund, guided by the fund's investment objective and strategy. The team intends to make extensive use of the advisor's unique and proprietary computer techniques to make its investment decisions.

         The portfolio managers on the fund's investment team are identified below.

o        James E. Stowers III

         Mr. Stowers, Portfolio Manager, has been a member of the team that manages the fund since its inception in ________ 2001. He also is the Co-Chief Investment Officer--U.S. Growth Equities and as such oversees the investment discipline used by the fund and [ten] other growth funds. He is also a portfolio manager for the Ultra and Veedot funds. He joined American Century in 1981. He has a bachelor's degree in finance from Arizona State University.

o        John Small Jr.

         Mr. Small, Vice President and Portfolio Manager, has been a member of the team that manages the fund since its inception in __________ 2001. He has also been a member of the team that manages Veedot since its inception in November 1999 and a member of the team that manages Ultra since September 1994. He was promoted to Portfolio Manager in February 1999. He joined American Century in May 1991. He has more that 20 years' experience with the U.S. Air Force. He has a bachelor's degree from Rockford College and a master's degree in laser optics physics from the Air Force Institute of Technology. He also has an MBA from Baker University.

FUNDAMENTAL POLICIES

         Certain policies described in this Prospectus may not be changed, in any way, without a shareholder vote. These fundamental policies appear under the following captions:

o        What is the Fund's Investment Objective?
o        Investment Rules
o        Long-term Investment Plan (first and third paragraphs only)
o        Fifteen Days' Notice Required to Receive Cash or Exchange
o        Redemptions with Less Than 15 Days' Notice
o        Contingent Deferred Sales Charge and Redemption Fee
o        Sales Charge and Redemption Fee Exceptions
o        Fundamental Policies

Shareholder approval also is required to close the fund to investors, change the management fee, make fund shares available for purchase other than directly from American Century, or change any fundamental policy described in the Statement of Additional Information. The Board of Directors may change other policies and investment strategies in its discretion.





                          SHARE PRICE AND DISTRIBUTIONS

SHARE PRICE

         American Century determines the NET ASSET VALUE (NAV) of the fund as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open. On days when the Exchange is not open (including certain U.S. holidays), we do not calculate the NAV. The NAV of a fund share is the current value of the fund's assets, minus any liabilities, divided by the number of fund shares outstanding.

         If current prices of securities owned by the fund are not readily available, the advisor may determine their fair value in accordance with procedures adopted by the fund's Board of Directors. Trading of securities in foreign markets and some electronic trading networks may not take place every day the Exchange is open. Also, trading in some foreign markets may take place on weekends or holidays when the fund's NAV is not calculated. So, the value of the fund's portfolio may be affected on days when you can't purchase or redeem shares of the fund.

         We will price your purchase at the net asset value next determined after we receive your purchase request in good order.

         Redemptions for cash and exchanges into other funds require at least 15 days' prior notice. We will price your exchange or redemption at the net asset value determined on the transaction date specified in your redemption notice. If the specified transaction date falls on a day when the net asset value is not calculated, the price of your redemption or exchange will be at the net asset value next determined after the specified transaction date. If the specified transaction date is less than 15 days after American Century receives your instructions, your shares will be redeemed or exchanged on the 15th day, unless you specifically request the proceeds in stock rather than cash.

DISTRIBUTIONS

         Federal tax laws require each fund to make distributions to its shareholders in order to qualify as a "regulated investment company." Qualification as a regulated investment company means that the fund will not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received, as well as CAPITAL GAINS realized on the sale of investment securities. The fund generally pays distributions from new income and capital gains, if any, once a year in December. The fund may make more frequent distributions if necessary to comply with Internal Revenue Code provisions.

         You will participate in fund distributions, when they are declared, starting on the day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distribution received with your redemption proceeds.

         Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, we will reinvest distributions unless you elect to receive them in cash.

************LEFT MARGIN CALLOUTS

The NET ASSET VALUE of a fund is the price of the fund's shares.

CAPITAL GAINS are increases in the value of capital assets, such as stock, from the time the assets are purchased.

************END LEFT MARGIN CALLOUTS


                                      TAXES

         The tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Tax consequences result from distributions by the fund of dividend and interest income it has received or capital gains it has generated through its investment activities. Tax consequences also result from your sale of fund shares after the net asset value has increased or decreased.

TAX-DEFERRED ACCOUNTS

         If you purchase fund shares through a tax-deferred account, such as an IRA or a qualified employer-sponsored retirement or savings plan, income and capital gains distributions usually will not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through an employer-sponsored retirement or savings plan, or through an IRA, please consult your plan administrator, your summary plan description or a professional tax advisor.

TAXABLE ACCOUNTS

         If you own fund shares through a taxable account, distributions by the fund and sales or exchanges by you of fund shares may cause you to be taxed, as may automatic redemptions initiated by us to close your account.





TAXABILITY OF DISTRIBUTIONS

         Fund distributions may consist of income earned by the fund from sources such as dividends and interest, or capital gains generated from the sale of fund investments. Distributions of income are taxed as ordinary income. Distributions of capital gains are classified either as short term or long term and are taxed as follows:

Type of Distribution                Tax Rate for 15% Bracket           Tax Rate for 28% Bracket or Above
--------------------------------------------------------------------------------------------------------
Short-term capital gains            Ordinary income rate               Ordinary income rate
Long-term capital gains (1-5 years) 10%                                20%
Long-term capital gains (> 5 years) 8%                                 20%(1)

(1) The reduced rate for these gains will not begin until 2006, because the security holding period must start after December 31, 2000. Once the security has been held for more than 5 years the rate will be 18%.

         The tax status of any distribution of capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions in additional shares or take them in cash. American Century will inform you of the tax status of fund distributions in an annual tax statement from the fund.

         Distributions also may be subject to state and local taxes. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON TRANSACTIONS

         Your redemptions - including exchanges to other American Century funds
- are subject to capital gains tax. The table above can provide a general guide for your potential tax liability when selling or exchanging fund shares. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss.

**************LEFT MARGIN CALLOUTS

       BUYING A DIVIDEND
         Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreases, increases or remains the same after you buy the fund shares.
         The risk in buying a dividend is that a fund's portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtraction of any losses, even if you did not own the shares when the gains occurred.
         If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the gains realized in the fund's portfolio.

****************END LEFT MARGIN CALLOUTS

More information about the fund is contained in these documents:

Annual and Semiannual Reports. Annual and semiannual reports contain more information about the fund's investments and the market conditions and investment strategies that significantly affected the fund's performance during the most recent fiscal period.

Statement of Additional Information (SAI). The SAI contains a more detailed, legal description of the fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus. This means that it is legally part of this Prospectus, even if you don't request a copy.

You may obtain a free copy of the SAI or annual and semiannual reports, and ask questions about the fund or your accounts, by contacting American Century at the address or telephone numbers listed below.

You also can get information about the fund (including the SAI) from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person                  SEC Public Reference Room
                           Washington, D.C.
                           Call 202-942-8090 for location and hours.

On the Internet            o EDGAR database at www.sec.gov
(no charge)                o By email request at publicinfo@sec.gov

By mail                    SEC Public Reference Section
                           Washington, D.C. 20549-0102

Investment Company Act File No. XXX-XXXX

                          American Century Investments
                                 P.O. Box 419200
                        Kansas City, Missouri 64141-6200

                         1-800-345-2021 or 816-531-5575

            Distributed by American Century Investment Services, Inc.

0003
SH-PRS-xxxxx

American Century Sierra Funds, Inc.

Statement of Additional Information

Avanti Fund

_______________, 2001

 This Statement of Additional Information adds to the discussion in the fund's
  Prospectus, dated __________ 2001, but is not a prospectus. The Statement of Additional Information should be read in conjunction with the fund's current
 Prospectus. If you would like a copy of a Prospectus, please contact us at the address or telephone numbers listed on the back cover or visit American
                 Century's Web site at www.americancentury.com.

   This Statement of Additional Information incorporates by reference certain information that appears in the fund's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the fund's annual or semiannual reports by calling 1-800-345-2021.



American Century Investment Services, Inc., Distributor





                       STATEMENT OF ADDITIONAL INFORMATION
                              _______________, 2001

TABLE OF CONTENTS
The Fund's History ............................................................2
Fund Investment Guidelines ....................................................2
Fund Investments and Risks ....................................................7
          Investment Strategies and Risks .....................................7
          Investment Policies ................................................17
          Portfolio Turnover .................................................18
Management ...................................................................19
          The Board of Directors .............................................19
          Officers ...........................................................21
Service Providers ............................................................24
          Investment Advisor .................................................24
          Transfer Agent and Administrator ...................................25
          Distributor ........................................................25
Other Service Providers ......................................................25
          Custodian Banks
          Independent Auditors
Brokerage Allocation .........................................................27
Information about Fund Shares ................................................28
          Buying and Selling Fund Shares .....................................30
          Valuation of the Fund's Securities .................................30
Taxes ........................................................................31
          Federal Income Tax
          State Income Tax
How Fund Performance Information is Calculated ...............................32
          Performance Comparisons
          Permissible Advertising Information





THE FUND'S HISTORY

   American Century Sierra Funds, Inc. is a registered open-end management investment company, as defined in the Investment Company Act of 1940 (the Investment Company Act), organized as a Maryland corporation on November 17, 2000. Throughout this Statement of Additional Information we refer to American Century Sierra Funds, Inc. as the corporation.
   The fund described in this Statement of Additional Information is a separate series of the corporation and operates for many purposes as if it were an independent company. The fund has its own investment objective, strategy, management team, assets, tax identification and stock registration numbers.


FUND INVESTMENT GUIDELINES
   This section explains the extent to which the fund's advisor, American Century Investment Management, Inc., can use various investment vehicles and strategies in managing the fund's assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, which begins on page __. In the case of the fund's principal investment strategies, these descriptions elaborate upon discussions contained in the Prospectus.
   The fund is nondiversified. Diversified means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Although the fund's managers expect it will ordinarily satisfy the requirements of a diversified fund, its nondiversified status gives them more flexibility to invest heavily in the most attractive companies identified by the fund's methodology.
   To meet federal tax requirements for qualification as a regulated investment company, the fund must limit its investments so that at the close of each quarter of its taxable year

     (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and

     (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

   In general, within the restrictions outlined here and in the fund's Prospectus, the fund managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.
   Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor's policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described in the fund's Prospectus and below. It is the advisor's intention that the fund generally will consist of domestic and foreign common stocks, and equity equivalent securities. However, subject to the specific limitations applicable to the fund, the fund's management team may invest the assets of the fund in varying amounts using other instruments and techniques, such as those described in the next section, when such a course is deemed appropriate in order to attempt to attain the fund's investment objective. Senior securities that, in the opinion of the managers, are high-grade issues also may be purchased for defensive purposes.
   So long as a sufficient number of acceptable securities are available, the fund managers intend to keep the fund fully invested in stocks identified as attractive by the fund's investment methodology, regardless of the movement of stock prices, generally. However, should the fund's investment methodology fail to identify sufficient investment candidates, or for any other reason including the desire to take a temporary defensive position, the fund may invest up to 100% of its assets in U.S. government securities. In most circumstances, the fund's actual level of cash and cash equivalents will be less than 10%. The managers may use S&P 500 Index futures as a way to expose the fund's cash assets to the market, while maintaining liquidity. The managers may not leverage the fund's portfolios, so there is no greater market risk to the fund than if they purchase stocks. See Derivative Securities, page __, Short-Term Securities, page __ and Futures and Options, page __ .



FUND INVESTMENTS AND RISKS
INVESTMENT STRATEGIES AND RISKS
   This section describes investment vehicles and techniques that the fund managers can use in managing the fund's assets. It also details the risks associated with each, because each technique contributes to the fund's overall risk profile.

Foreign Securities
   The fund may invest an unlimited portion of its total assets in the securities of foreign issuers, including foreign governments, when these securities meet its standards of selection. Securities of foreign issuers may trade in the U.S. or foreign securities markets.
Investments in foreign securities may present certain risks, including:
   Currency Risk. The value of the foreign investments held by the fund may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulation, currency devaluations and political developments.
   Political and Economic Risk. The economies of many of the countries in which the fund invests are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, or confiscatory taxation, and limitations on the removal of fund or other assets, also could adversely affect the value of investments. Further, the fund may encounter difficulties or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.
   Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the fund may be reduced by a withholding tax at the sources, which would reduce dividend income payable to shareholders.
   Market and Trading Risk. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the fund invests will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.
   Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.
   Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there may be a risk that the fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

Convertible Debt Securities
   A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income, with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality. Of course, as with all fixed income securities, there can be no assurance of current income because the issuers of the convertible debt securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.
   Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
   Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Equity Equivalents
   In addition to investing in common stocks, the fund may invest in other equity securities and equity equivalents, including securities that permit the fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

Short Sales
   The fund may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.
   In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the fund engages in a short sale, the collateral account will be maintained by the fund's custodian. While the short sale is open, the fund will maintain in a segregated custodial account an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the fund's long position.
   The fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Portfolio Lending
   In order to realize additional income, the fund may lend its portfolio securities. Such loans may not exceed one-third of the fund's total assets valued at market except (i) through the purchase of debt securities in accordance with its investment objectives, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Derivative Securities
   To the extent permitted by its investment objectives and policies, the fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).
   Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.
   There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
   No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the fund may not invest in oil and gas leases or futures.
   The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
   There is a range of risks associated with derivative investments, including:
   o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;
   o the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;
   o the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment; and
   o  the risk that the counterparty will fail to perform its obligations.
   The Board of Directors has approved the advisor's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative securities to the Board of Directors as necessary.

Investment in Companies with Limited Operating Histories
   The fund may invest up to 10% of its assets in the securities of issuers with limited operating histories. The fund managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.
   Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the fund. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

Repurchase Agreements
   The fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.
   A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.
   Because the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
   The fund will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the fund's Board of Directors.
   Repurchase agreements maturing in more than seven days would count toward the fund's 15% limit on illiquid securities.

When-Issued and Forward Commitment Agreements
   The fund may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).
   When purchasing securities on a when-issued or forward commitment basis, the fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.
   In purchasing securities on a when-issued or forward commitment basis, the fund will establish and maintain a segregated account consisting of cash, cash equivalents or other appropriate liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Restricted and Illiquid Securities
   The fund may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.
   With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of the fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors of the fund has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the fund managers. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.
   Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the fund managers will consider appropriate remedies to minimize the effect on such fund's liquidity.

Short-Term Securities
   In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the fund's portfolio, or, in some cases, for temporary defensive purposes, the fund may invest a portion of its assets in money market and other short-term securities.
   Examples of those securities include
   o Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities
   o Commercial Paper
   o Certificates of Deposit and Euro Dollar Certificates of Deposit
   o Bankers' Acceptances
   o Short-term notes, bonds, debentures or other debt instruments
   o Repurchase agreements

    Under the Investment Company Act, the fund's investment in other investment companies (including money market funds) currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the fund's total assets with respect to any one investment company; and (c) 10% of the fund's total assets in the aggregate. These investments may include investments in money market funds managed by the advisor.

Other Investment Companies
   The fund may invest up to 10% of its total assets in other mutual funds provided that the investment is consistent with the fund's investment policies and restrictions. Under the Investment Company Act, the fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the fund's total assets with respect to any one investment company; and (c) 10% of the fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that the fund bears directly in connection with its own operations.

Futures and Options
   The fund may enter into futures contracts, options or options on futures contracts. Generally, futures transactions will be used to:
   o protect against a decline in market value of the fund's securities (taking a short futures position), or
   o protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or
   o provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

   Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.
   Although other techniques may be used to control the fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.
   For example, the sale of a future by the fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The fund managers may engage in futures and options transactions based on securities indices that are consistent with the fund's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed-income funds or the S&P 500 Index for equity funds. The managers also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.
   Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).
   Unlike when the fund purchases or sells a bond, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. Coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying debt securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

Risks Related to Futures and Options Transactions
   Futures and options prices can be volatile, and trading in these markets involves certain risks. If the fund managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower the fund's return.
   The fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, the fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the fund managers would not otherwise elect to do so. In addition, the fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The fund managers will seek to minimize these risks by limiting the contracts entered into on behalf of the fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.
   The fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.
   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures
   By purchasing an option on a futures contract, the fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed-strike price. The fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the fund to make margin payments unless the option is exercised.
   Although it does not currently intend to do so, the fund may write (or sell) call options that obligate them to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the fund would give up some ability to participate in a price increase on the underlying security. If the fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options
   The fund may enter into futures contracts, options or options on futures contracts.
   Under the Commodity Exchange Act, the fund may enter into futures and options transactions (a) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums or (b) for purposes other than hedging, provided that assets committed to initial margin and option premiums do not exceed 5% of the fund's total assets. To the extent required by law, the fund will set aside cash in an amount sufficient to cover its obligations under the futures contracts and options.

Forward Currency Exchange Contracts

   The fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See Derivative Securities, page __.
   The fund expects to use forward contracts under two circumstances:
(1) When the fund managers wish to lock in the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency, the fund would be able to enter into a forward contract to do so; or
(2) When the fund managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the fund would be able to enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.
   In the first circumstance, when the fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.
   Under the second circumstance, when the fund managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, the fund could enter into a forward contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will segregate on its records cash or securities in an amount sufficient to cover its obligations under the contract.
   The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. The fund managers do not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the fund managers believe that it is important to have flexibility to enter into such forward contracts when they determine that the fund's best interests may be served.
   At the maturity of the forward contract, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward contract with the same currency trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.
   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the fund is obligated to deliver.

INVESTMENT POLICIES
   Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions described below apply at the time the fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

Fundamental Investment Policies
   The fund's fundamental investment policies are set forth below. These investment policies may not be changed without approval of a majority of the outstanding votes of shareholders of the fund, as determined in accordance with the Investment Company Act.

--------------------------------------------------------------------------------
Subject                    Policy
--------------------------------------------------------------------------------

Senior Securities          The fund may not issue senior securities, except as
                           permitted under the Investment Company Act.

--------------------------------------------------------------------------------

Borrowing                  The fund may not borrow money, except for temporary
                           or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the fund's total assets.

--------------------------------------------------------------------------------

Lending The fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of the fund's total assets would be lent to other parties, except
                           (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

--------------------------------------------------------------------------------

Real Estate                The fund may not purchase or sell real estate
                           unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

--------------------------------------------------------------------------------

Concentration              The fund may not concentrate its investments in
                           securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S.
                           government or any of its agencies or
                           instrumentalities).

--------------------------------------------------------------------------------

Underwriting               The fund may not act as an underwriter of securities
                           issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

--------------------------------------------------------------------------------

Commodities                The fund may not purchase or sell physical
                           commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

--------------------------------------------------------------------------------

Control The fund may not invest for purposes of exercising control over management.


--------------------------------------------------------------------------------

   For purposes of the investment restrictions relating to lending and borrowing, the fund has received an exemptive order from the SEC regarding interfund lending. Under the terms of the exemptive order, the fund may borrow money from or lend money to other ACIM-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The fund will borrow money through the program only when the costs are equal to or lower than the cost of short-term bank loans. Interfund loans and borrowing normally extend only overnight, but can have a maximum duration of seven days. The fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
   For purposes of the investment restriction relating to concentration, the fund shall not purchase any securities that would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

Nonfundamental Investment Policies
   In addition, the fund is subject to the following investment policies that are not fundamental and may be changed by the Board of Directors.

--------------------------------------------------------------------------------
Subject                  Policy
--------------------------------------------------------------------------------

Leveraging               The fund may not purchase additional investment
                         securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

--------------------------------------------------------------------------------

Liquidity                The fund may not purchase any security or enter into a
                         repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

--------------------------------------------------------------------------------

Short Sales              The fund may not sell securities short, unless it
                         owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

--------------------------------------------------------------------------------

Margin The fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

--------------------------------------------------------------------------------

Futures and Options      The fund may enter into futures contracts
                         and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.

--------------------------------------------------------------------------------

Issuers with             The fund may invest up 10% of its assets in the
Limited Operating        securities of issuers with limited operating histories.
Histories                An issuer is considered to have a limited operating
                         history if that issuer has a record of less than three
                         years of continuous operation. Periods of capital
                         formation, incubation, consolidations, and research
                         and development may be considered in determining
                         whether a particular issuer has a record of three years
                         of continuous operation.
--------------------------------------------------------------------------------

   The Investment Company Act imposes certain additional restrictions upon the fund's ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as therein defined. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the fund or its investment practices or policies.

PORTFOLIO TURNOVER
   The portfolio turnover rates of the fund will be shown in the Financial Highlights table in the Prospectus. The fund managers will purchase and sell securities without regard to the length of time the security has been held.
Accordingly, the fund's rate of portfolio turnover may be substantial.
   In order to achieve the fund's investment objectives, the managers may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the managers believe that the security is not fulfilling its purpose, either because, among other things, it did not live up to the managers' expectations, or because it may be replaced with another security holding greater promise, or because it has reached its optimum potential, or because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.
   When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions (up to 100% cash), and when a rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, it should be expected that the fund will, under most circumstances, be essentially fully invested in equity securities.
   Because investment decisions are based on the anticipated contribution of the security in question to the fund's objectives, the managers believe that the rate of portfolio turnover is irrelevant when they believe a change is in order to achieve the objectives. As a result, the fund's annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the fund pays directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are taxable as ordinary income. This disclosure regarding portfolio turnover is a statement of fundamental policy and may be changed only by a vote of the shareholders.
   Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of accomplishing any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.

MANAGEMENT
The Board of Directors
   The Board of Directors oversees the management of the fund and meets at least quarterly to review reports about fund operations. Although the Board of Directors does not manage the fund, it has hired the advisor to do so. Two-thirds of the directors are independent of the fund's advisor, that is, they are not employed by and have no financial interest in the advisor.

   The individuals listed in the table below whose names are marked by an asterisk (*) are interested persons of the fund (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with the fund; the advisor, American Century Investment Management, Inc. (ACIM); the fund's agent for transfer and administrative services, American Century Services Corporation (ACSC); the fund's distribution agent, American Century Investment Services, Inc. (ACIS); the parent corporation, American Century Companies, Inc.
(ACC) or ACC's subsidiaries (including ACIM, ACSC and ACIS); or other funds advised by the advisor. Each director listed below (except James E. Stowers III) serves as a director of six other registered investment companies in the American Century family of funds, which are also advised by the advisor. James
E. Stowers III serves as director of 14 other registered investment companies in the American Century family of funds.

Name (Age)                          Position(s) Held With Funds    Principal Occupation(s) during Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
James E. Stowers, Jr.* (76)         Director,                    Chairman, Director and controlling shareholder, ACC,
4500 Main Street                    Chairman of the Board        Chairman, ACIM, ACSC, ACIS and other ACC subsidiaries
Kansas City, MO 64111                                            Director, ACIM, ACSC, ACIS and other ACC subsidiaries(1)
------------------------------------------------------------------------------------------------------------------------------------
James E. Stowers III*(41)           Director                     Co-Chairman, ACC (September 2000 to present)
4500 Main Street                                                 Director, ACC, ACIM, ACSC, ACIS and other ACC subsidiaries
Kansas City, MO  64111                                           Chief Executive Officer, ACC, ACIM, ACSC, ACIS and other
                                                                 ACC subsidiaries(2)
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Brown (60)                Director                     Area Vice President, Plains States Development, Applied
4500 Main Street                                                 Industrial Technologies, Inc., a corporation engaged in the
Kansas City, MO  64111                                           sale of bearings and power transmission products
------------------------------------------------------------------------------------------------------------------------------------
Robert W. Doering, M.D. (67)        Director                     Retired, formerly a general surgeon
4500 Main Street
Kansas City, MO  64111
------------------------------------------------------------------------------------------------------------------------------------
Andrea C. Hall, Ph.D. (54)          Director                     Senior Vice President and Director, Midwest
4500 Main Street                                                 Research Institute
Kansas City, MO  64111
------------------------------------------------------------------------------------------------------------------------------------
D.D. (Del) Hock (64)                Director                     Retired, formerly Chairman, Public Service Company of
4500 Main Street                                                 Colorado; Director, Hathaway Corporation, RMI.NET, Inc.
Kansas City, MO  64111                                           and J.D. Edwards & Company
------------------------------------------------------------------------------------------------------------------------------------
Donald H. Pratt (61)                Director                     Chairman and Director, Butler Manufacturing Company
4500 Main Street                    Vice Chairman                Director, Atlas-Copco North America Inc.
Kansas City, MO 64111               of the Board
------------------------------------------------------------------------------------------------------------------------------------
M. Jeannine Strandjord (53)         Director                     Senior Vice President, Long Distance Finance, Sprint
4500 Main Street                                                 Corporation; Director, DST Systems, Inc.
Kansas City, MO  64111
------------------------------------------------------------------------------------------------------------------------------------
Gale E. Sayers (57)                 Director                     President, Chief Executive Officer and Founder, Sayers
4500 Main Street                                                 Computer Source
Kansas City, MO  64111
------------------------------------------------------------------------------------------------------------------------------------

(1)Father of James E. Stowers III
(2)Son of James E. Stowers, Jr.


Committees
   The Board has four standing committees to oversee specific functions of the fund's operations. Information about these committees appears in the table below. The director first named serves as chairman of the committee.


Committee                   Members                       Function of Committee
--------------------------- ----------------------------- --------------------------------------------------------------------------
--------------------------- ----------------------------- --------------------------------------------------------------------------
Executive                   James E. Stowers, Jr.         The Executive Committee performs the functions of the Board of
                            James E. Stowers III          Directors between board meetings, subject to the limitations on its
                            Donald H. Pratt               power set out in the Maryland General Corporation Law, and except for matters required by the Investment Company Act to be acted upon by the whole board.
--------------------------- ----------------------------- --------------------------------------------------------------------------
--------------------------- ----------------------------- --------------------------------------------------------------------------
Compliance and              Thomas A. Brown               The Compliance Committee reviews the results of the fund's compliance
Communications Committee    Donald H. Pratt               testing program, reviews quarterly reports from the advisor to the board
                            Andrea C. Hall, Ph.D.         regarding various compliance matters and monitors the implementation of
                            Gale E. Sayers                the fund's Code of Ethics, including any violations thereof.
--------------------------- ----------------------------- --------------------------------------------------------------------------
--------------------------- ----------------------------- --------------------------------------------------------------------------
Audit                       M. Jeannine Strandjord        The Audit Committee recommends the engagement of the fund's independent
                            Robert W. Doering, M.D.       auditors and oversees its activities. The committee receives reports from
                            D.D. (Del) Hock               the advisor's Internal Audit Department, which is accountable to the committee. The committee also receives reporting about compliance matters affecting the fund.
--------------------------- ----------------------------- --------------------------------------------------------------------------
--------------------------- ----------------------------- --------------------------------------------------------------------------
Nominating                  Donald H. Pratt               The Nominating Committee primarily considers and recommends individuals
                            Andrea C. Hall, Ph.D.         for nomination as directors. The names of potential director candidates
                            D.D. (Del) Hock               are drawn from a number of sources, including recommendations from board members, management and shareholders. The committee also reviews and makes recommendations to the board with respect to the composition of board committees and other board-related matters, including its organization, size, composition, responsibilities, functions and compensation.
--------------------------- ----------------------------- --------------------------------------------------------------------------



Compensation of Directors
   The directors also serve as directors for six American Century investment companies other than the corporation. Each director who is not an interested person as defined in the Investment Company Act receives compensation for service as a member of the Board of all seven such companies based on a schedule that takes into account the number of meetings attended and the assets of the fund for which the meetings are held. These fees and expenses are divided among the seven investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the fund is responsible for paying such fees and expenses.
   The following table shows the aggregate compensation paid by the corporation for the periods indicated and by the seven investment companies served by this board to each director who is not an interested person as defined in the Investment Company Act.

Aggregate Director Compensation for Fiscal Year Ended February 28, 2001
--------------------------------------------------------------------------------
                                    Total                     Total Compensation
                                    Compensation              from the
                                    from the                  American Century
Name of Director                    Fund (1)                  Family of Funds(2)
Thomas A. Brown                     N/A                       $ 52,333
Robert W. Doering, M.D.             N/A                         51,250
Andrea C. Hall, Ph.D.               N/A                         51,750
D.D. (Del) Hock                     N/A                         51,500
Donald H. Pratt                     N/A                         53,583
Gale E. Sayers(3)                   N/A                        _______
Lloyd T. Silver, Jr.(4)             N/A                         51,500
M. Jeannine Strandjord              N/A                         52,833
--------------------------------------------------------------------------------

1 Includes compensation paid to the directors during the fiscal year ended February 28, 2001, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors.

2 Includes compensation paid by the seven investment company members of the American Century family of funds served by this Board.

3    Mr. Sayers joined the board on November 18, 2000.

4    Mr. Silver retired from the board on March 4, 2000.

   The fund has adopted the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the fund.
   All deferred fees are credited to an account established in the name of the directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected funds or fund until final payment of all amounts credited to the account. Directors are allowed to change their designation of mutual funds from time to time.
   No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the Board of Directors. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director's beneficiary or, if none, to the director's estate.
   The plan is an unfunded plan and, accordingly, the fund has no obligation to segregate assets to secure or fund the deferred fees. To date, the fund has voluntarily funded its obligations. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the fund. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.
   No deferred fees were paid to any director under the plan during the fiscal year ended February 28, 2001.

Officers
   Background information for the officers of the fund is provided in the table below. All persons named as officers of the fund also serve in similar capacities for the 13 other investment companies advised by ACIM. Not all officers of the fund are listed; only those officers with policy-making functions for the fund are listed. No officer is compensated for his or her service as an officer of the fund. The individuals listed in the following table are interested persons of the fund (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the fund, ACC or ACC's subsidiaries (including ACIM, ACSC, and ACIS).

------------------------------------- ----------------------------------- ---------------------------------------------------
Name (Age)                            Positions Held with                 Principal Occupation(s)
Address                               the Funds                           During Past Five Years
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
William M. Lyons (44)                 President                           Chief Executive Officer, ACC (September 2000 to
4500 Main St.                                                             present)
Kansas City, MO 64111                                                     President, ACC (June 1997 to present)
                                                                          Chief Operating Officer, ACC (June 1995 to
                                                                          present)
                                                                          General Counsel, ACC, ACIM, ACIS, ACSC and other
                                                                          ACC subsidiaries (June 1989 to June 1998)
                                                                          Executive Vice President, ACC (January 1995 to
                                                                          June 1997)
                                                                          Also serves as:  Executive Vice President and
                                                                          Chief Operating Officer, ACIM, ACIS, ACSC and
                                                                          other ACC subsidiaries, and
                                                                          Executive Vice President of other ACC subsidiaries
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
Robert T. Jackson (54)                Executive Vice President            Chief Administrative Officer and Chief Financial
4500 Main St.                         and Chief Financial Officer         Officer, ACC (August 1997 to present)
Kansas City, MO 64111                                                     President, ACSC (January 1999 to present)
                                                                          Executive Vice President, ACC (May 1995 to
                                                                          present)
                                                                          Also serves as: Executive Vice President, ACIM,
                                                                          ACIS and other ACC subsidiaries, and Treasurer of
                                                                          ACC and other ACC subsidiaries
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
Maryanne Roepke, CPA (44)             Senior Vice President, Treasurer    Senior Vice President and Assistant Treasurer,
4500 Main St.                         and Chief Accounting Officer        ACSC
Kansas City, MO 64111
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
David C. Tucker (42)                  Senior Vice President               Senior Vice President, ACIM, ACIS, ACSC and other
4500 Main St.                         and General Counsel                 ACC subsidiaries (June 1998 to present)
Kansas City, MO 64111                                                     General Counsel, ACC, ACIM, ACIS, ACSC and other
                                                                          ACC subsidiaries (June 1998 to present)
                                                                          Consultant to mutual fund industry (May 1997 to
                                                                          April 1998)
                                                                          Vice President and General Counsel, Janus
                                                                          Companies (1990 to 1997)
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
Charles A. Etherington (43)           Vice President                      Vice President (October 1996 to present) and
4500 Main St.                                                             Associate General Counsel (December 1998 to
Kansas City, MO 64111                                                     present), ACSC
                                                                          Counsel to ACSC (February 1994 to December 1998)
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
Charles C. S. Park (33)               Vice President                      Vice President (February 2000 to present) and
1665 Charleston Road                                                      Assistant General Counsel (January 1998 to
Mountain View, CA 94043                                                   present), ACSC
                                                                          Counsel to ACSC (October 1995 to January 1998)
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
David H. Reinmiller (37)              Vice President                      Vice President (February 2000 to present) and
4500 Main Street                                                          Assistant General Counsel (August 1996 to
Kansas City, MO 64111                                                     present), ACSC
                                                                          Counsel to ACSC (January 1994 to August 1996)
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
Paul Carrigan Jr. (51)                Secretary                           Secretary, ACC (February 1998 to present)
4500 Main St.                                                             Director of Legal Operations, ACSC (February 1996
Kansas City, MO 64111                                                     to present)
                                                                          Board Communications Manager (April 1994 to
                                                                          January 1996)
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
C. Jean Wade (36)                     Controller                          Vice President and Controller-Fund Accounting,
4500 Main St.                                                             ACSC (February 2000 to present)
Kansas City, MO 64111
------------------------------------- ----------------------------------- ---------------------------------------------------
------------------------------------- ----------------------------------- ---------------------------------------------------
Jon Zindel (33)                       Tax Officer                         Vice President of Taxation, ACSC (1996 to present)
4500 Main Street                                                          Vice President, ACIM, ACIS and other ACC
Kansas City, MO 64111                                                     subsidiaries (April 1999 to present)
                                                                          President, American Century Employee Benefit
                                                                          Services, Inc. (January 2000 to present)
                                                                          Treasurer, American Century Ventures, Inc.
                                                                          (December 1999 to present)
                                                                          Tax Manager, Price Waterhouse LLP (1989 to 1996)
------------------------------------- ----------------------------------- ---------------------------------------------------



Code of Ethics
   The fund, its investment advisor and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. The codes of ethics of the fund, its investment advisor and American Century Investment Services, Inc., the fund's principal underwriter, permit access persons (personnel who have access to portfolio transaction information) to invest in securities, including securities that may be purchased or held by the fund, provided that they first obtain approval from their appropriate compliance department before making such investments.





 SERVICE PROVIDERS
   The fund has no employees. To conduct the fund's day-to-day activities, the fund has hired a number of service providers. Each service provider has a specific function to fill on behalf of the fund and is described below.
   ACIM and ACSC, are both wholly owned by ACC. James E. Stowers Jr., Chairman of ACC, controls ACC by virtue of his ownership of a majority of its voting stock.

INVESTMENT ADVISOR
   A description of the responsibilities of the advisor appears in the Prospectus under the heading Management.
   For the services provided to the fund, the advisor receives a monthly fee based on a percentage of the average net assets of the fund.
   On the first business day of each month, the fund pays a management fee to the advisor for the previous month at the annual rate of X.XX%. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the fund's net assets during the previous month. This number is then multiplied by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).
   The management agreement between the corporation and the advisor shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (1) the fund's Board of Directors, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (2) the vote of a majority of the directors of the fund who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.
   The management agreement states that the fund's Board of Directors or a majority of outstanding shareholder votes may terminate the management agreement at any time without payment of any penalty on 60 days' written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.
   The management agreement states the advisor shall not be liable to the fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
   The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.
   Certain investments may be appropriate for the fund and also for other clients advised by the advisor. Investment decisions for the fund and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. Such transactions will be allocated among clients in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the fund.
   The advisor may aggregate purchase and sale orders of the fund with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the fund. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the fund participates at the average share price for all transactions in that security on a given day and allocate transaction costs on a pro rata basis. The advisor will not aggregate portfolio transactions of the fund unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the fund and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

TRANSFER AGENT AND ADMINISTRATOR
   American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the fund. It provides physical facilities, computer hardware and software and personnel, for the day-to-day administration of the fund and the advisor. The advisor pays ACSC for these services.
   From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

DISTRIBUTOR
   The fund's shares are distributed by ACIS, a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC. The distributor's principal business address is 4500 Main Street, Kansas City, Missouri, 64111.
   The distributor is the principal underwriter of the fund's shares. The distributor makes a continuous, best-efforts underwriting of the fund's shares. This means the distributor has no liability for unsold shares.



OTHER SERVICE PROVIDERS

CUSTODIAN BANKS
   Chase Manhattan Bank, 770 Broadway, 10th Floor, New York, New York 10003-9598, and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, each serves as custodian of the assets of the fund. The custodians take no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. The fund, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

INDEPENDENT AUDITORS
   Deloitte & Touche LLP are the independent auditors of the fund. The address of Deloitte & Touche LLP is 1010 Grand Boulevard, Kansas City, Missouri 64106. As the independent auditor of the fund, Deloitte & Touche LLP provides services including (1) audit of the annual financial statements for the fund, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed for the fund.




BROKERAGE ALLOCATION
   Under the management agreement between the fund and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The fund's policy is to secure the most favorable prices and execution of orders on its portfolio transactions. So long as that policy is met, the advisor may take into consideration the factors discussed below when selecting brokers.
   The advisor receives statistical and other information and services, including research, without cost from brokers and dealers. The advisor evaluates such information and services, together with all other information that it may have, in supervising and managing the investments of the fund. Because such information and services may vary in amount, quality and reliability, their influence in selecting brokers varies from none to very substantial. The advisor proposes to continue to place some of the fund's brokerage business with one or more brokers who provide information and services. Such information and services will be in addition to and not in lieu of services required to be performed by the advisor. The advisor does not utilize brokers that provide such information and services for the purpose of reducing the expense of providing required services to the fund.
   The brokerage commissions paid by the fund may exceed those that another broker might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker. Research services furnished by brokers through whom the fund effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the fund.
   The staff of the SEC has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the officers of the fund and the advisor believe that the facilities, expert personnel and technological systems of a broker often enable the fund to secure as good a net price by dealing with a broker instead of a principal market maker, even after payment of the compensation to the broker. The fund regularly places its over-the-counter transactions with principal market makers, but also may deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.


INFORMATION ABOUT FUND SHARES
   The fund is a series of shares issued by the corporation, and shares of the fund have equal voting rights. Additional funds may be added without a shareholder vote.
   The fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the corporation's (i.e., the fund's) outstanding shares may be able to elect a Board of Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder's investment. The election of directors is determined by the votes received from all the corporation's shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.
   The assets belonging to each series of shares are held separately by the custodian and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.
   In the event of complete liquidation or dissolution of the fund, shareholders of each series of shares shall be entitled to receive, pro rata, all of the assets less the liabilities of that series.
   Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.

BUYING AND SELLING FUND SHARES
   Information about buying, selling and exchanging fund shares is contained in the fund's Prospectus and in Your Guide to American Century Services. The Prospectus and guide are available to investors without charge and may be obtained by calling us.

VALUATION OF THE FUND'S SECURITIES
   The fund's net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the Exchange) each day the Exchange is open for business. The Exchange usually closes at 4 p.m. Eastern time. The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule at any time.
   The fund's NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.
   The portfolio securities of the fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.
   Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.
   Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Directors. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.
   Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the Board of Directors.
   The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.
   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, that was likely to materially change the net asset value, then that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.
   Trading of these securities in foreign markets may not take place on every exchange business day. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the exchange is not open and on which the fund's net asset values are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.


TAXES

FEDERAL INCOME TAX
   The fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, the fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains (if any) to shareholders. If the fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions received from the fund in the same manner in which they were realized by the fund.
   If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Dividends from domestic corporations may qualify for the 70% dividends-received deduction for corporations to the extent that the fund held shares receiving the dividend for more than 45 days.
   Distributions from gains on assets held longer than 12 months are taxable as long-term gains regardless of the length of time you have held the shares. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains to you with respect to such shares.
   Dividends and interest received by the fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. The foreign taxes paid by the fund will reduce its dividends.
   If more than 50% of the value of the fund's total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 30-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.
   If the fund purchases the securities of certain foreign investment fund or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments and distribute them to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.
   If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century or your financial intermediary is required by federal law to withhold and remit 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) to the IRS. Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.
   Redemption of shares of the fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

STATE AND LOCAL TAXES
   Distributions also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when the fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

HOW FUND PERFORMANCE INFORMATION IS CALCULATED
   The fund may quote performance in various ways. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return, average annual total return or yield.
   All performance information advertised by the fund is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.
   Total returns quoted in advertising and sales literature reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gains distributions (if any) and any change in the fund's NAV during the period.
   Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.
   In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period, including periods other than one, five and 10 years. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.
   As a new fund, performance information for the fund is not available as of the date of this Statement of Additional Information.

PERFORMANCE COMPARISONS
   The fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indices of market performance. This may include comparisons with funds that, unlike the American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to: U.S. Treasury bill, note and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated, tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indices of stock market performance; and indices and historical data supplied by major securities brokerage or investment advisory firms. The fund also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance or to provide general information about the fund.

PERMISSIBLE ADVERTISING INFORMATION
   From time to time, the fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the fund; (5) descriptions of investment strategies for the fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the fund; (7) comparisons of investment products (including the fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons who have invested in the fund. The fund also may include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

More information about the fund is contained in these documents
Annual and Semiannual Reports
   These contain more information about the fund's investments and the market conditions and investment strategies that significantly affected the fund's performance during the most recent fiscal period. The annual and semiannual reports are incorporated by reference into this SAI. This means that these are legally part of this SAI.
   You can receive a free copy of the annual and semiannual reports, and ask questions about the fund and your accounts, by contacting American Century at the address or telephone numbers listed below.
   You also can get information about the fund from the Securities and Exchange Commission (SEC). The SEC charges a duplicating fee to provide copies of this information.

In person         SEC Public Reference Room
                  Washington, D.C.
                  Call 202-942-8090 for location and hours.
On the Internet   EDGAR database at www.sec.gov
                  By email request at publicinfo@sec.gov
By mail           SEC Public Reference Section
                  Washington, D.C. 20549-0102


Investment Company Act File No. 811-10217

American Century Investments
P.O. Box 419200
Kansas City, Missouri 64141-6200

SH-PRS-xxxxx   9911

AMERICAN CENTURY SIERRA FUNDS FUNDS, INC.

PART C    OTHER INFORMATION

ITEM 23 EXHIBITS (all exhibits not filed herewith are being incorporated herein by reference).

     (a) Articles of Incorporation of American Century Sierra Funds, Inc. dated November 17, 2000 are included herein.

     (b)  By-Laws of American Century Sierra Funds, Inc. are included herein.

     (d) Management Agreement between American Century Sierra Funds, Inc. and American Century Investment Management, Inc. (to be filed by amendment).

     (e) Distribution Agreement between American Century Sierra Funds, Inc. and American Century Investment Services, Inc. (to be filed by amendment).

     (f)  Not applicable.

     (g) (1) Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement of American Century Government Income Trust, on February 7, 1997, File No. 2-99222).

          (2) Amendment to Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated December 9, 2000 (filed electronically as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of American Century Variable Portfolios II, Inc., on January 9, 2001, File No. 333-46922).

          (3) Master Agreement by and between American Century Services Corporation (formerly known as Twentieth Century Services, Inc.) and Commerce Bank, N.A. dated January 22, 1997 (filed electronically as
          Exhibit 8e to Post-Effective Amendment No. 76 to the Registration Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No. 33-14213).

     (h) (1) Transfer Agency Agreement between American Century Sierra Funds, Inc. and American Century Services Corporation, (to be filed by amendment).

          (2) Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent dated as of December 21, 1999 (filed electronically as Exhibit h3 to Post-Effective Amendment No. 29 to the Registration Statement of American Century California Tax-Free and Municipal Funds on December 29, 1999, File No. 2-82734).

     (i)  Opinion and Consent of Counsel is included herein.

     (j)  (1) Consent of Deloitte & Touche LLP (to be filed by amendment).

          (2) Power of Attorney dated November 18, 2000 is included herein.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Not applicable.

     (n)  Not applicable.

     (o)  Not applicable.

     (p) American Century Investments Code of Ethics for American Century Sierra Funds, Inc. (to be filed by amendment).

ITEM 24.   Persons Controlled by or Under Common Control with Registrant - None.

ITEM 25.  Indemnification

The Registrant is a Maryland corporation. Section 2- 418 of the Maryland General Corporation Law allows a Maryland corporation to indemnify its officers, directors, employees and agents to the extent provided in such statute.

Article IX of the Registrant's Articles of Incorporation, requires the indemnification of the Registrant's directors and officers to the extent permitted by Section 2-418 of the Maryland General Corporation Law, the Investment Company Act of 1940 and all other applicable laws.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

ITEM 26. Business and Other Connections of Investment Advisor.

American Century Investment Management, Inc., the investment manager of the fund, is engaged in the business of managing investments for deferred compensation plans and other institutional investors.

ITEM 27.   Principal Underwriter.

I. (a) American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Premium Reserves, Inc.
American Century Quantitative Equity Funds
American Century Sierra Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century Variable Portfolios, Inc. II
American Century World Mutual Funds, Inc.

         ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. ACIS is located at 4500 Main Street, Kansas City, Missouri 64111. ACIS is a wholly-owned subsidiary of American Century Companies, Inc.

     (b) The following is a list of the executive officers and partners of ACIS:

Name and Principal         Positions and Offices       Positions and Offices
Business Address*           with Underwriter            with Registrant
--------------------------------------------------------------------------------
W. Gordon Snyder           President                                none

James E. Stowers III       Chief Executive Officer                Chairman and
                           and Director                           Director

William M. Lyons           Chief Operating Officer,               President and
                           Executive Vice President,              Director
                           and Director

Robert T. Jackson          Executive Vice President               Executive Vice
                           and Chief Financial Officer            President

Kevin Cuccias              Senior Vice President                    none

Brian Jeter                Senior Vice President                    none

Mark Killen                Senior Vice President                    none

Tom Kmak                   Senior Vice President                    none

David C. Tucker            Senior Vice President                  Senior Vice
                           and General Counsel                    President


* All addresses are 4500 Main Street, Kansas City, Missouri 64111

     (c) Not applicable.

ITEM 28.   Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are in the possession of Registrant, American Century Services Corporation and American Century Investment Management, Inc., all located at American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

ITEM 29.   Management Services - Not applicable.

ITEM 30.   Undertakings - Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Century Sierra Funds, Inc., the Registrant, certifies that it meets all the requirements for effectiveness of this Initial Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri on the 19th day of January, 2001.

                              American Century Sierra Funds, Inc.
                              (Registrant)

                              By: /*/William M. Lyons
                              William M. Lyons
                              President and Principal Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                              Date
---------                   -----                              ----

*William M. Lyons           President                          January 19, 2001
William M. Lyons            and Principal Executive Officer

*Maryanne Roepke            Senior Vice President, Treasurer   January 19, 2001
Maryanne Roepke             and Chief Accounting Officer

*James E. Stowers, Jr.      Chairman of the Board and          January 19, 2001
James E. Stowers, Jr.       Director

*James E. Stowers III       Director                           January 19, 2001
James E. Stowers III

*Thomas A. Brown            Director                           January 19, 2001
Thomas A. Brown

*Robert W. Doering, M.D.    Director                           January 19, 2001
Robert W. Doering, M.D.

*Andrea C. Hall, Ph.D.      Director                           January 19, 2001
Andrea C. Hall, Ph.D.

*D. D. (Del) Hock           Director                           January 19, 2001
D. D. (Del) Hock

*Donald H. Pratt            Director                           January 19, 2001
Donald H. Pratt

*Gayle E. Sayers            Director                           January 19, 2001
Gale E. Sayers

*M. Jeannine Strandjord     Director                           January 19, 2001
M. Jeannine Strandjord

*By /s/Charles A. Etherington
    Charles A. Etherington
    Attorney-in-Fact